UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.50% Senior Notes due 2027	RILYZ	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
7.50% Senior Notes due 2021	RILYL	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
(Title of Class)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 1, 2019, B. Riley Financial, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) disclosing the completion on October 28, 2019 of its previously announced acquisition of a majority of the membership interests of BR Brand Holdings LLC (“BR Brand Group”) pursuant to a Membership Interest Purchase Agreement, dated October 11, 2019 (the “MIPA”), by and among the Company, B. Riley Brand Management LLC, an indirect wholly-owned subsidiary of the Company, BR Brand Acquisition LLC (the “BR Brand Member”) and BR Brand Group, in connection with which the BR Brand Member caused the transfer of certain trademarks, domain names, license agreements and related assets from existing owners to BR Brand Group. A copy of the MIPA has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed November 1, 2019.

The Company is filing this Current Report on Form 8-K/A (this “Amendment”) solely to amend and supplement Item 9.01 of the Original Filing to provide the historical audited and unaudited financial statements and unaudited pro forma financial statements required by Item 9.01 of Form 8-K. No other modifications to the Original Filing are being made by this Amendment. This Amendment should be read in conjunction with the Original Filing, which provides a more complete description of the transactions contemplated by the MIPA.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined balance sheets of BR Brand Group as of December 31, 2018 and December 31, 2017 and the combined statements of income, combined statements of changes in members’ equity and combined statements of cash flows of BR Brand Group for each of the two years in the period ended December 31, 2018, and the notes related thereto, are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited combined balance sheet of BR Brand Group as of September 30, 2019 and the unaudited combined statements of income, unaudited combined statements of changes in members’ equity and unaudited combined statements of cash flows of BR Brand Group for the nine months ended September 30, 2019 and 2018, and the notes related thereto, are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements and explanatory notes as of September 30, 2019, for the nine months ended September 30, 2019 and for the year ended December 31, 2018 are attached as Exhibit 99.3 hereto and are incorporated herein by reference. Such financial statements are presented for illustrative purposes only and do not purport to indicate or project the financial results of the combined companies had the transactions contemplated by the MIPA actually been consummated at the beginning of the period presented.

(d) Exhibits

Exhibit	Description
23.1	Consent of Mayer Hoffman McCann CPAs, The New York Practice of Mayer Hoffman McCann P.C., Independent Auditor of BR Brand Group.
99.1	Audited Combined Financial Statements of BR Brand Group for the years ended December 31, 2018 and 2017.
99.2	Unaudited Combined Financial Statements of BR Brand Group for the nine months ended September 30, 2019 and 2018.
99.3	Unaudited pro forma condensed combined financial information and explanatory notes relating to the acquisition of membership interests of BR Brand Group as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 26, 2019	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
Name: Phillip J. Ahn Title: Chief Financial Officer and Chief Operating Officer

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